SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

STELLAR PHARMACEUTICALS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STELLAR PHARMACEUTICALS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING AND MANAGEMENT INFORMATION CIRCULAR
May 17, 2011

STELLAR PHARMACEUTICALS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

           NOTICE IS HEREBY GIVEN that the annual and special meeting (the "Meeting") of the shareholders of STELLAR PHARMACEUTICALS INC. (the "Company") will be held at the offices of Stellar Pharmaceuticals. Inc., 544 Egerton St, London, Ontario, on Wednesday, the 22nd day of June, 2011 at the hour of 2:00 p.m. (Toronto time) for the following purposes:

1.	TO RECEIVE the financial statements of the Company for the year ended December 31, 2010, together with the report of the auditors thereon;

2.	TO RE-APPOINT auditors of the Company for the ensuing year and authorize the directors to fix their remuneration;

3.	TO ELECT directors for the ensuing year;

4.	TO CONSIDER and, if thought appropriate, pass a resolution, approving certain amendments to the Company’s stock option plan, as set forth in the information circular accompanying this notice;

5.	TO TRANSACT such other business as may properly come before the Meeting.

A shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must have deposited his duly executed form of proxy not later than 2:00 p.m. (Toronto time) on Monday, June 20, 2011 or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting, at the offices of Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1.

A form of proxy solicited by management in respect of the Meeting is enclosed herewith.  Shareholders who are unable to be personally present at the Meeting are requested to date, sign and return in the envelope provided for that purpose the enclosed form of proxy for use at the Meeting.

DATED at London, Ontario this 17th day of May, 2011.
BY ORDER OF THE BOARD

By:	/s/Arnold Tenney
ARNOLD TENNEY
President and Chief Executive Officer (Interim)

STELLAR PHARMACEUTICALS INC.

MANAGEMENT INFORMATION CIRCULAR

SOLICITATION OF PROXIES

This Management Information Circular is furnished in connection with the solicitation of proxies by or on behalf of management of Stellar Pharmaceuticals Inc. (the "Company") for use at the annual and special meeting of the shareholders of the Company (the "Meeting") to be held at the offices of Stellar Pharmaceuticals Inc., 544 Egerton St, London, Ontario, on Wednesday, the 22nd day of June, 2011, at the hour of 2:00 p.m. (Toronto time) for the purposes set forth in the annexed notice of the Meeting.  Unless otherwise noted, all information set forth herein is given as at May 17, 2011.  The cost of solicitation by or on behalf of management will be borne by the Company.  The Company may reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of common shares.  It is expected that such solicitation will be primarily by mail.  In addition to solicitation by mail, certain officers, directors and employees of the Company may solicit proxies by telephone or personally.  These persons will receive no compensation for such solicitation other than their regular salaries.

MANNER IN WHICH PROXIES WILL BE VOTED

The common shares represented by the accompanying form of proxy (if the same is properly executed in favour of Mr. Tenney or Mr. Goldman, the management nominees, and is received at the offices of Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not later than 2:00 p.m. (Toronto time) on Monday, June 20, 2011, or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting) will be voted at the Meeting, and where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made.  In the absence of such a specification, such shares will be voted in favour of such matter.

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the annexed notice of Meeting, and with respect to other matters which may properly come before the Meeting.  At the date hereof, management of the Company knows of no such amendments, variations or other matters.

ALTERNATE PROXY

Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting.  Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy.

REVOCABILITY OF PROXY

A shareholder giving a proxy has the power to revoke it. Such revocation may be made by the shareholder attending the Meeting, duly executing another form of proxy bearing a later date and depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing and deposited with the Company c/o Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 at any time up to and including the close of business on the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. If such written instrument is deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

ADVICE TO BENEFICIAL HOLDERS OF SECURITIES

The information set forth in this section is of significant importance to many public shareholders of the Company, as a substantial number of the public shareholders of the Company do not hold common shares in their own names.  Shareholders who do not hold their common shares in their own names (referred to in this Management Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of the common shares can be recognized and acted upon at the Meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of the Company.  Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker.  In Canada, the vast majority of such common shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).  Common shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder.  Without specific instructions, brokers/nominees are prohibited from voting common shares for their clients.  The directors and officers of the Company do not know for whose benefit the common shares registered in the name of CDS & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting.  Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders.  However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge").  Broadridge typically applies a decal to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to Broadridge.   Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at the Meeting.  A Beneficial Shareholder receiving a proxy with a Broadridge decal on it cannot use that proxy to vote common shares directly at the Meeting.  The proxy must be returned to Broadridge well in advance of the Meeting in order to have the common shares voted.

Since the Company does not have access to the names of its non-registered shareholders, if a Beneficial Shareholder attends the Meeting, the Company will have no record of the Beneficial Shareholder's shareholdings or of its entitlement to vote unless the Beneficial Shareholder's nominee has appointed the Beneficial Shareholder as proxyholder.  Therefore, a Beneficial Shareholder who wishes to vote in person at the Meeting must insert its own name in the space provided on the voting instruction form sent to the Beneficial Shareholder by its nominee, and sign and return the voting instruction form by following the signing and returning instructions provided by its nominee.  By doing so, the Beneficial Shareholder will be instructing its nominee to appoint the Beneficial Shareholder as proxyholder.  The Beneficial Shareholder should not otherwise complete the voting instruction form as its vote will be taken at the Meeting.

INTEREST OF CERTAIN PERSONS AND CORPORATIONS IN MATTERS TO BE ACTED UPON

Other than each director's and officer's interest in the Company's stock option plan, no person who has been a director or executive officer of the Company since the beginning of the last financial year and no associate or affiliate of any such director or executive officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

As at May 19, 2011, the Company had outstanding 24,610,042 common shares, each carrying the right to one vote.  The record date for the determination of shareholders entitled to receive notice of the Meeting has been fixed as the close of business on May 17, 2011.  In accordance with the provisions of the Business Corporations Act (Ontario), the Company will arrange for a list of holders of common shares to be prepared on such record date.  Each holder of common shares named in the list will be entitled to vote the common shares shown opposite his name on the list at the Meeting.

As of the date hereof, to the knowledge of the directors and senior officers of the Company, the following are the only persons beneficially owning, directly or indirectly, or exercising control or direction over, voting securities of the Company carrying more than 10% of the voting rights attached to all voting securities of the Company:

Name and Municipality of Residence	Type of Ownership	Number of Common Shares	Percentage of Class
Peter Riehl(1) London, Ontario	Beneficial	3,371,006	13.7%
John Gregory(2) Tennessee, U.S.A.	Beneficial	5,188,794	21.1%

Notes:

(1)	Includes 1,690,714 common shares owned by Mr. Riehl's spouse.
(2)	The 5,188,794 common shares are owned by Strategic Investments LLC, a company beneficially owned by Mr. Gregory.

PARTICULARS OF MATTERS TO BE ACTED UPON

(1)           Financial Statements

The shareholders will receive and consider the audited financial statements of the Company for the fiscal year ended December 31, 2010 together with the auditor's report thereon.

(2)           Re-Appointment of Auditors

Shareholders of the Company will be asked to vote for the re-appointment of McGovern, Hurley, Cunningham LLP, as the Company's auditors, to hold office until the next annual meeting of the Shareholders, or until their successors have been appointed, at a remuneration to be fixed by the Directors.

The management of the Company recommends the re-appointment of McGovern, Hurley, Cunningham LLP, as auditors of the Company.  McGovern, Hurley, Cunningham LLP was appointed as the auditors for the Company on May 20, 2009.

This resolution requires the approval of a simple majority of the votes cast at the Meeting, in person or by proxy, in order to be approved.

In the absence of instructions to the contrary, the Common Shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR the re-appointment of McGovern, Hurley, Cunningham LLP as auditors of the Company.

(3)           Election of Directors

The articles of the Company provide that the number of directors shall be a minimum of one and a maximum of ten and there are currently five directors and five persons are being been proposed for nomination. Unless the authority to do so is withheld, the persons named in the accompanying form of proxy (if the same is duly executed in their favour and is duly deposited) will vote the common shares represented thereby in favour of the election as directors of the persons named below.  If prior to the Meeting any vacancies occur in the slate of nominees listed below, unless the authority to do so is withheld, it is intended that discretionary authority shall be exercised to vote the common shares represented by the proxies solicited in respect of the Meeting for the election of such other person or persons as directors in accordance with the best judgment of management.  Management is not aware that any of such nominees would be unwilling or unable to serve as a director if elected.  The information below as to the number of common shares of the Company beneficially owned by the proposed nominees, not being within the knowledge of the Company, has been furnished by the respective persons individually.

Name, Municipality of Residence and Position and/or Office with the Corporation	Principal Occupation	Period Served as a Director	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised*
Steven Goldman(2) Toronto, Ontario Director	Lawyer, Partner at Goldman Hine LLP.	Since April 9,2010	529,619(3)
John Gregory Tennessee, U.S.A. Director	Managing partner of SJ Strategic Investments LLC	Since February 26, 2007	5,188,794(4)
John Kime(1)(2) London, Ontario Director	President, iBD Advisors Inc.	Since November 28, 2000	125,000
Arnold Tenney(1) Toronto, Ontario Chairman	President and Chief Executive Officer (Interim)	Since April 29, 2004	884,200(5)
F. Martin Thrasher(2) London, Ontario Director	President of FMT Consulting	Since April 22, 2009	Nil

Notes:

* Does not include options or other convertible securities.
(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Includes 65,540 common shares held in Mr. Goldman’s RRSP account at Wolverton Securities
(4)	The 5,188,794 common shares are owned by Strategic Investments LLC, a company beneficially owned by Mr. Gregory.
(5)
Includes (i) 672,700 common shares owned by LMT Financial Inc. ("LMT"), a company beneficially owned by Mr. Tenney and his spouse ; (ii) 126,500 common shares  owned by Arnmart Investments Limited, a company in which Mr. Tenney holds an equity interest; and (iii) 85,000 common shares owned by Mr. Tenney’s spouse.

The biographical information for each of the directors is contained in prior management information circulars of the Company.

(4)    Amendments to Stock Option Plan

The purpose of the Company's option plan (the "Option Plan") is to attract, retain and motivate management, staff and other service providers by providing them with the opportunity, through share options, to acquire a proprietary interest in the Company and benefit from its growth. Pursuant to the Option Plan, a fixed total of 4,629,452 common shares are reserved for issuance. In order to provide the Company with greater flexibility with respect to the granting of options, the board of directors (the "Board") is proposing to amend the plan to change the maximum number of common shares from the above fixed number to a floating amount equivalent to 10% of the issued and outstanding common shares from time to time.

In addition, the Board is also proposing to change the definition of Expiry Time in the plan to allow for an extension of the terms of options where the option would otherwise expire in a blackout period when the holder of the option is prevented from trading in the Company's securities. The amendment would extend the term for ten (10) trading days following the date the relevant black-out period or other trading restriction imposed by the Company is lifted, terminated or removed

In addition, the Board is also proposing to introduce certain provisions which allow the Company to comply with its requirement to make source deductions in respect of exercises of options under the Option Plan, including the sale in the market of certain of the common shares issued on the exercise of options in order to realize cash proceeds to be used to satisfy the required tax remittance..

Finally, the Company has made a number of house keeping amendments to the plan in recognition that it is no longer listed on the TSX Venture Exchange.

A description of the material terms of the Option Plan can be found under the heading General Description of the Option Plan in this Management Information Circular.

The Company is requesting shareholders pass, with or without variation, the following resolution (the “Stock Option Plan Resolution”):

BE IT RESOLVED THAT:

1.
the amendments to the Plan as set forth under the heading "Particulars of Matters to be Acted Upon – Amendments to Stock Option Plan" in the management information circular of the Company circulated to shareholders in connection with the annual and special meeting of shareholders to be held on June 22, 2011 be and are hereby approved; and

2.
any director or officer of the Company be and he or she is hereby authorized and directed, on behalf of the Company, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

The directors of the Company believe the passing of the Stock Option Plan Resolution is in the best interests of the Company and recommends that the shareholders vote in favour of the resolutions.  In the event the resolutions are not passed, only those amendments that the Board determines may be made without the prior approval of shareholders will be made and the Option Plan will otherwise remain in place unamended.

In order to be approved, the Stock Option Plan Resolution must each be passed by a majority of the votes cast at the Meeting.  The Board has unanimously approved the Stock Option Plan Resolution and recommends that shareholders vote FOR such resolutions.  Proxies received in favour of management will be voted in favour of the Stock Option Plan Resolution, unless the shareholder has specified in the proxy that his or her common shares are to be voted against the resolutions.

Cease Trade Orders and Sanctions

To the best of the Company's knowledge, no proposed director of the Company is at the date hereof, or within the ten years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including the Company) that, while that person was acting in that capacity:

(a)
was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days; or

(b)
was subject to a cease trade order or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Other than as set forth below, to the best of the Company's knowledge, no proposed director of the Company is at the date hereof, or within the ten years prior to the date hereof has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Bankruptcies

To the best of the Company’s knowledge, no proposed director has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that person other than Mr. Tenney who filed for bankruptcy in June 2002 and who was discharged from such bankruptcy on March 18, 2003.

Penalties and Sanctions

No proposed director has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

STATEMENT OF CORPORATE GOVERNANCE MATTERS

Corporate governance relates to the activities of the Board~~")~~, the members of which are elected by and accountable to the shareholders, and accounts for the role of management who are appointed by the Board and charged with the day to day management of the Company. The Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the "Guidelines").  The Guidelines address matters such as the constitution and independence of corporate boards and the effectiveness and education of board members.  National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") requires the Company to disclose annually in its Management Information Circular certain information concerning its corporate governance practices.

Set out below is a description of the Company's approach to corporate governance in relation to the Guidelines.

Board of Directors

NI 58-101 defines an "independent director" as a director who has no direct or indirect material relationship with the Company.  A "material relationship" is in turn defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member's independent judgment.  The Board is currently comprised of five members; one member of which, the Board has determined is not an "independent" director within the meaning of NI 58-101 and the remaining four directors are considered to be independent.

Mr. Tenney is not considered "independent" given his current position as Interim Chief Executive Officer and President.  The remaining directors are considered to be independent directors since they are all independent of management and free from any material relationship with the Company.  The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2010, none of the independent directors have worked for the Company, received remuneration from the Company or had material contracts with or material interests in the Company which could interfere with their ability to act with a view to the best interests of the Company.

The Board believes that it functions independently of management.  To enhance its ability to act independent of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate.  The Board held three (3) meetings of the independent directors during the fiscal year ended December 31, 2010.

Directorships

None of the directors of the Company are directors of other reporting issuers (or the equivalent) other than Mr. Gregory who is a director of Adams Golf, Inc.

Orientation and Continuing Education

While the Company currently has no formal orientation and education program for new Board members, sufficient information (such as recent annual reports, proxy solicitation materials, various other operating and budget reports and board and committee mandates) is provided to new Board members to ensure that they are familiar with the Company's business and the procedures of the Board.  In addition, directors are encouraged to visit and meet with management on a regular basis.  The Company also encourages continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Company.

Ethical Business Conduct

Ethical business behaviour is of great importance to the Board and the management of the Company. The Company has instituted policies on disclosure, insider trading as well as a whistleblower policy for all staff and personnel to report any fraudulent or illegal acts on an anonymous basis directly to the Audit Committee chair.

In addition, if a director of the Company also serves as a director and/or officer of another company engaged in similar activities, the Board must comply with the conflict of interest provisions of the Business Corporations Act (Ontario), as well as the relevant securities regulatory instruments, in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.  Each director is required to declare the nature and extent of his interest and is not entitled to vote at meetings which involve such conflict.

Nomination of Directors

The Board performs the functions of a nominating committee with responsibility for the appointment and assessment of directors.  The Board believes that this is a practical approach at this stage of the Company's development.

While there are no specific criteria for Board membership, the Company attempts to attract and retain directors with business knowledge, such as accounting and finance, which provide knowledge which assists in guiding management of the Company.  As such, nominations tend to be the result of recruitment efforts by management of the Company and discussions among the directors prior to the consideration of the Board as a whole.

Committees

In addition to the Compensation Committee, the Board also has an Audit Committee.  The Audit Committee is currently composed of the following three members: John Kime, Marty Thrasher and Steven Goldman, each of whom are independent directors for the purposes of National Instrument 52-110 – "Audit Committees" other than Mr. Goldman who is a partner in the law firm of Goldman Hine LLP and which provides certain legal services to the Company, and each of whom are financially literate.  In addition to other duties, the Audit Committee reviews all financial statements, annual and interim, intended for circulation among shareholders and reports upon these to the Board.  In addition, the Board may refer to the Audit Committee other matters and questions relating to the financial position of the Company and its affiliates.  There were four meetings of the Audit Committee during 2010.  The full text of the Audit Committee's charter is attached as Schedule "A".

Assessments

The Board does not formally review the contribution and effectiveness of the Board, its committees or its members.  The Board believes that its size facilitates an informal process of discussion and evaluation.

Audit Committee Member Information

John J. Kime, Director. Mr. Kime has been a Director since December 2000. Mr. Kime is the President and CEO of iBD Advisors Inc., a privately owned Canadian company providing guidance to Canadian and international companies on site location needs and business considerations connected with their plans to locate and expand in North America. Prior to assuming his responsibilities at iBD Advisors, Mr. Kime was the President and CEO of the London Economic Development Corporation, a public/private partnership with responsibility for providing economic development services to the city of London, Ontario, Canada. From 1991 to 1998, Mr. Kime served as Director of International Development for Big ‘O’ Inc., a company engaged in the development of manufacturing technologies used in the control and containment of water, chemicals and other substances. Mr. Kime has a BA from The University of Western Ontario, and is a Chartered Accountant. Mr. Kime has been chosen to be a Director in light of his significant business operating, accounting and financial experience.

F. Martin Thrasher, Director. Mr. Thrasher is a seasoned international executive. After graduating from the Richard Ivey School of Business in Toronto, Mr. Thrasher spent over 30 years working around the globe for companies such as General Foods, McCormick & Co, Campbell Soup Co. and ConAgra Foods Inc. Mr. Thrasher lived and worked in Canada, Australia, Belgium and the USA. His responsibilities with Campbell Soup Co. included positions as President, International Grocery and President, North America Grocery. At ConAgra Foods Inc., he was President of the Retail Products Co, a $9 billion business with over 30,000 employees. Currently, Mr. Thrasher is President of FMT Consulting, a boutique advisory and consulting firm.  Mr. Thrasher was chosen as a Director in light of his significant international business experience with Fortune 500 companies.

Steven H. Goldman, Director. Mr. Goldman is an accomplished lawyer and business leader who became a Director in April 2010.  He is currently a partner in the Toronto law firm of Goldman Hine LLP.  Before joining that firm, he successfully led the restructuring and turnaround of the Speedy Auto Service and Minute Muffler franchise systems as their President and CEO from December 2007 until December 2009.  Mr. Goldman graduated from Carleton University in 1976 (BA, President’s Medal) and from Queen’s University in 1980 (LLB).  Mr. Goldman was called to the Bar in Ontario in 1982.  He is a member of the Law Society of Upper Canada, the American Bar Association Forum on Franchising, the Ontario Bar Association (Franchise section) and the Turnaround Management Association.  Mr. Goldman was a Director and member of the Company’s audit committee from December 2000 until June 2005, and is a former director of Alegro Health Corp. (now known as Centric Health Corp.). Mr. Goldman was chosen as a Director in light of his practical business and legal experience.

Reliance on Exemptions

During the fiscal year ended December 31, 2010, the Company relied on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 5 (Reporting Obligations) of NI 52-110.

Engagement of the Independent Auditor

The Audit Committee is responsible for approving every engagement of the Company's external auditor to perform audit or non-audit services for us before the external auditor is engaged to provide those services.  Under applicable Securities & Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence.  The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Securities & Exchange Commission’s rules, the Audit Committee charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to the Company or any of the Company's subsidiaries.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee’s pre-approval policy provides as follows:

●
First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage its external auditor for the next 12 months.  Those services typically include quarterly reviews, certifications to lenders as required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management’s internal controls assessment.

●	Second, if any new “unlisted” proposed engagement arises during the year, the engagement will require approval of the Audit Committee.

Audit Fees

The shareholders have appointed McGovern, Hurley, Cunningham LLP as the Company’s independent auditors for the fiscal years ended December 31, 2010 and 2009.

As defined by applicable securities laws, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Audit fees consist of fees recorded for professional services rendered for the audit of the Company’s financial statements and services that are normally provided in connection with statutory and regulatory filings. The aggregate fees recorded by the Company for the 2010 and 2009 audit were $102,100 and $91,500, respectively.

Audit-Related Fees

Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not under “Audit Fees.” There were no audit-related fees in 2010 (2009 - $7,200).

All Other Fees

Fees related to the review of the interim financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

Tax Fees

We do not engage our principal accountant to assist with the preparation or review of our annual tax filings. We do, however, engage an outside tax consultant to provide this service. The company recorded expense of $6,127 in 2010 in regards to the 2009 tax year (2009 - $5,933).

STATEMENT OF EXECUTIVE COMPENSATION

Securities law requires that a "Statement of Executive Compensation" in accordance with Form 51-102F6 be included in this Circular.  Form 51-102F6 prescribes the disclosure requirements in respect of the compensation of the executive officers and directors of reporting issuers.  Form 51-102F6 provides that compensation disclosure must be provided for the Chief Executive Officer and Chief Financial Officer of an issuer and each of the issuer’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer and other than an executive officer whose total salary and bonus does not exceed $150,000.  Based on these requirements, the executive officers of the Company for whom disclosure is required under Form 51-102F6 are Mr. Peter Riehl (Former President and Chief Executive Officer) and Ms. Janice M. Clarke (Chief Financial Officer).  For the purposes of this section of the Circular, Mr. Riehl and Ms. Clarke shall be referred to as the "Named Executive Officers".

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The compensation philosophy of the Company is to provide market competitive pay to employees and reward them for their contribution to the operating and financial performance of the Company and the success in implementing the Company's short-term and long-term strategies.

The objectives of the compensation program are: (i) to attract and retain individuals critical to the success of the Company; (ii) to reward performance of individuals by recognizing their contribution to the Company; (iii) to align the interests of the Named Executive Officers and the broader management group, with shareholders' interest and the execution of the Company's strategic plan; and

(iv) to compensate individuals based on their performance and, to the extent applicable, on similar compensation for companies at a comparable stage of development.

Compensation Committee

The Company has established a Compensation Committee which is composed of two directors, Arnold Tenney and John Kime, one of whom is independent of management.  As Mr. Tenney is a member of the Compensation Committee the full board (excluding Mr. Tenney) is involved in the consideration of matters relating to Mr. Tenney's compensation as interim President and Chief Executive Officer. The Compensation Committee meets no less than once each year and is responsible for making recommendations to the Board regarding:

●	reviewing and approving the compensation and other terms of employment of the Company's Chief Executive Officer;

●	reviewing and approving corporate performance goals and objectives of the Company's executive officers and other senior management; and

●	administration of the Company's stock option plan and other benefit plans and programs.

The Compensation Committee makes recommendations to the Board regarding various other matters, and the Board then determines whether to adopt such recommendations as submitted or otherwise.

The Compensation Committee provides guidance with respect to, and the purpose and principles behind, the Company’s compensation decisions and overall compensation philosophy and objectives, oversee our compensation policies, plans and programs, and reviews and determines executive officer compensation.  The Compensation Committee annually evaluates the performance and determines the compensation of the Chief Executive Officer of the Company based upon a mix of factors including the achievement of corporate goals, achievement of individual goals, overall individual performance, and comparisons with other companies selected based on size and compensation for talent.

Total Compensation

Total compensation for Named Executive Officers is based on the following components: (i) fixed compensation, which includes base salary and benefits; (ii) performance based compensation, which includes annual and long-term incentives; and (iii) other compensation.

Fixed Compensation

Fixed Compensation includes:

1.
Base Salary

Base salary is determined through formal job evaluation, salary survey data and market comparators. Salary ranges are reviewed annually. Base salaries for all employees are typically increased at contract renewal based on a cost of living factor, such factor being sourced from publicly available salary survey data.

2.	Benefits Each of the Named Executive Officers and other senior management are enrolled in a benefits plan offering medical, dental, life and long-term disability benefits.

Performance Based Compensation

Performance based compensation includes annual and long-term incentives.

1.
Annual Incentives

The Chief Executive Officer's annual incentive is approved by the Compensation Committee and is dependent upon corporate and individual performance, measured against the strategic plan approved by the Board.  The annual incentive pay for the Chief Financial Officer and other senior management is recommended to the Compensation Committee by the Chief Executive Officer based on corporate, divisional and individual performance measured against the strategic plan.

2.
Long-Term Incentives – Stock Option Plan

The Company's stock option plan (the "Stock Option Plan") was adopted to provide the Company with a share ownership incentive program to attract, retain and motivate qualified directors, officers, full-time employees and consultants of the Company (collectively, "Service Providers"), to reward those Service Providers for their contributions toward the long term goals of the Company and enable and encourage such Service Providers to acquire Common Shares as long term investments.

The Stock Option Plan is administered by the Board, and at its option, the Compensation Committee of the Board.  Subject to the provisions of the Stock Option Plan, the Board is authorized in its sole discretion to make decisions regarding the administration of the Stock Option Plan.  Recommendations for stock options are prepared by management and presented to the Board for approval.  The Board reviews the proposals, the individual or individuals involved and the terms and conditions proposed before approving the recommendations.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation		Pension value	All other compensation	Total compensation ($)
				Annual incentive plans	Long-term incentive plans
Peter Riehl	2010	201,400	24,775	Nil	Nil	Nil	Nil	226,175
President and Chief Executive Officer	2009	191,800	9,269	Nil	Nil	Nil	Nil	201,069
	2008	185,000	Nil	Nil	Nil	Nil	Nil	185,000
Janice M. Clarke	2010	120,400	15,002	Nil	Nil	Nil	Nil	135,402
Chief Financial Officer and VP of Administration	2009	114,800	3,972	Nil	Nil	Nil	Nil	118,772
	2008	108,700	3,455	Nil	Nil	Nil	Nil	112,155

Notes:

(1)
Calculated based on the Black-Scholes valuation model at the date of grant.  The computation of expected volatility is based on the Company’s market close price over the period equal to the expected life of the options. The computation of expected life is calculated using the simplified method.  The dividend yield is 0.0%, since there is no history of paying dividends and there are no plans to pay dividends.  The risk-free interest rate is the Canadian Treasury Bond rate for the period equal to the expected term.

(2)	Mr. Riehl retired as President and Chief Executive Officer effective on January 17, 2011.

Incentive Plan Awards

Outstanding Option-Based Awards Outstanding at the end of the Most Recently Completed Financial Year

The below table sets forth information regarding the options held by the Named Executive Officers as at December 31, 2010.

	Option-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price (Cdn$)	Option expiration date	Value of unexercised in-the-money options (Cdn$) (1)
Peter Riehl	105,000	0.95	June 30, 2015	Nil
President and Chief Executive Officer	35,000	1.00	December 9, 2014	Nil
Janice M. Clarke	45,000	0.95	June 30, 2015	Nil
Chief Financial Officer and VP of Administration	15,000	1.00	December 9, 2014	Nil
	20,000	0.84	December 9, 2014	Nil

Notes:

(1)
Mr. Riehl retired as President and Chief Executive Officer effective on January 17, 2011.  Pursuant to the terms of Mr. Riehl’s retirement agreement, 87,500 options set to vest over the next 2 1/2 years, vested immediately.

Incentive Plan Awards – Value Vested or Earned during the Most Recently Completed Financial Year

The incentive plan awards for each of the Named Executive Officers during 2010 are shown in the table below and are comprised of vested stock options.

Name	Option-based awards – Value vested during 2010 (Cdn$) (1)	Non-equity incentive plan compensation – Value earned during 2010 (Cdn$)
Peter Riehl President and Chief Executive Officer	24,775	Nil
Janice M. Clarke(2) Chief Financial Officer and VP of Administration	15,002	Nil

Notes:

(1)
Calculated as the aggregate dollar value of options vested during the year that would have been realized if the options under the option-based award had been exercised on the vesting date.  All options which vested in the year were out-of-money at the time the options vested.

(2)
In 2009, the Company issued 30,000 options to its Chief Financial Officer at an exercise price of US$0.84. However, these options were performance based options with 10,000 of these options subject to profitability being achieved in 2009 (vesting 25% at the end of each calendar quarter in 2010), while the remaining 20,000 were subject to profitability in 2010, (vesting 25% at the end of each calendar quarter in 2011). As noted previously, only 20,000 of these options met the performance criteria as defined for 2010 and 2009 and therefore the remaining 10,000 have been rejected.

(3)
Mr. Riehl retired as President and Chief Executive Officer effective on January 17, 2011 Pursuant to the terms of Mr. Riehl’s retirement agreement, 87,500 options set to vest over the next 2 1/2 years, vested immediately.

Termination and Change of Control Benefits

The Company’s Chief Financial Officer is the only officer who currently has an employment agreement with the Company. The agreement provides that in the event that the officer’s employment is terminated, by the Company other than for cause, by the officer for good reason or by the officer within six months of a change of control of the Company, the officer is entitled to (i) a lump sum payment equal to 150% of the then current base salary, (ii) all outstanding and accrued regular and vacation pay and expenses and (iii) the immediate vesting of his options which shall continue to be available for exercise for a period of 30 days following the date of termination.

For the purposes of the agreement "good reason" includes the following:(a) a change (other than those that are clearly consistent with a promotion) in the executive's position or duties, responsibilities (including to whom the executive reports and who reports to the executive), title or office, which includes any removal of the executive from or any failure to re-elect or re-appoint the executive to any such positions or offices; (b) a reduction by the Company of the executive's salary, benefits or any other form of remuneration or change in the basis upon which the executive's salary, benefits or any other form of remuneration payable by the Company is determined or any failure by the Company to increase the executive's salary, benefits or other forms of remuneration payable by the Company in a manner consistent (both as to frequency and percentage increase) with practices in effect at the time in question with respect to the senior executives of the Company; (c) any failure by the Company to continue in effect any benefit, bonus, incentive, remuneration or compensation plan, stock option plan, pension plan or retirement plan in which the executive is participating or entitled to participate, or the Company taking any action or failing to take any action that would adversely effect the executive's participation in or reduce the officer’s rights or benefits under or pursuant to any such plan, where the Company failing to increase or improve such rights or benefits on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (d) any failure by the Company to provide the executive with the number of paid vacation days to which he was entitled at the time in question or the Company failing to increase such paid vacation on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (e) the Company taking any action to deprive the executive of any material fringe benefit not hereinbefore mentioned and enjoyed by him immediately prior to the time in question, or the Company failing to increase or improve such material fringe benefits on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (f) any breach by the Company of any material provision of the agreement; (g) the good faith determination by the executive that constructive dismissal of the executive has occurred; or (h) the failure by the Company to obtain, in a form satisfactory to the executive, an effective assumption of its obligations hereunder by any successors to the Company, including a successor to a material portion of its business.

For the purposes of the employment agreement a "change of control" means (a) the acquisition or continued ownership of shares of the Company and/or securities ("Convertible Securities") convertible into, exchangeable for or representing the right to acquire shares of the Company as a result of which a person, group of persons or persons acting jointly or in concert or persons associated or affiliated (within the meanings of the Business Corporations Act (Ontario)) with any such person, group of persons or any of such persons acting jointly or in concert (collectively, the "Acquirors") beneficially own shares of the Company and/or Convertible Securities such that, assuming only the conversion, exchange or exercise of Convertible Securities beneficially owned by the Acquirors, the Acquirors would beneficially own shares of the Company that would entitle the holders thereof to cast more than 50% of the votes cast attaching to all shares of the Company that may be cast to elect members of the Board; and (b) exercise of voting power over all or any such shares of the Company so as to cause or result in the election of such number of directors of the Company as would constitute a majority of the Board and who were not incumbent directors.

Director Compensation

The following table sets out the total compensation earned by each non-executive director who served in that capacity for any part of the most recently completed financial year:

Name	Fees earned ($)	Option-based awards ($)	All other compensation ($)	Total ($)
Steven Goldman(1)	9,000	17,710	Nil	Nil
John Gregory	7,500	21,235	Nil	Nil
Robert Kayser(1)	5,000	21,235	Nil	Nil
John Kime(1)(2)4)	16,500	21,235	Nil	Nil
Arnold Tenney(2)	12,500	24,775	78,600(3)	Nil
F. Martin Thrasher(1)	11,500	21,235	Nil	Nil

Notes:

(1)	Member of the Audit Committee and in the case of Robert Kayser a former member of the Audit Committee

(2)	Member of the Compensation Committee

(3)
The Company entered into a financial advisory and consulting agreement with LMT, a company beneficially owned by Mr. Arnold Tenney (a director of the Company) and his spouse.  In consideration for services provided under this agreement, LMT earned a fee of $78,600 (Cdn.) in 2010.

(4)	Audit Committee Chairman

Option-based awards

The following table sets out details, as at December 31, 2010, details of options held by each non-executive director who served in that capacity for any part of the most recently completed financial year:

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Value of Unexercised In-the-Money Options (Cdn$)
Steven Goldman	90,000	0.95	June 30, 2015	Nil
	7,500	1.00	December 9, 2014	Nil
John Gregory	90,000	0.95	June 30, 2015	Nil
	30,000	1.00	December 9, 2014	Nil
John Kime	90,000	0.95	June 30, 2015	Nil
	30,000	1.00	December 9, 2014	Nil
Arnold Tenney	115,000	0.95	June 30, 2015	Nil
	35,000	1.00	December 9, 2014	Nil
F. Martin Thrasher	90,000	0.95	June 30, 2015	Nil
	30,000	1.00	December 9, 2014	Nil

Name	Option-based awards – Value vested during 2010 (Cdn$)	Non-equity incentive plan compensation – Value earned during 2010 (Cdn$)
Steven Goldman	17,710	Nil
John Gregory	21,235	Nil
Robert Kayser	21,235	Nil
John Kime	21,235	Nil
Arnold Tenney	24,775	Nil
F. Martin Thrasher	21,235	Nil

Non-executive directors are paid fees for their services as directors.  Each non-executive director receives an annual base fee of $6,000 per year and $500 per each half day for Board meetings in excess of five (5) meetings attended.  The chairman of the Board and the chairman of the audit committee receives an additional fee of $4,000 per year, each audit committee member receives an additional fee of $4,000 per year and each compensation committee member receives and additional $1,000 per year.  Non-executive directors are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. Directors are also entitled to participate in the Stock Option Plan and, at the time of joining the Board, directors are granted options to purchase Common Shares.  During the year ended December 31, 2010, an aggregate of 465,000 stock options were granted to non-executive directors exercisable at $0.95 expiring on June 30, 2015.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	867,500	$0.95	1,002,952
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	867,500	$0.95	1,002,952

General Description of the Option Plan

The Option Plan is administered by the Board or, if applicable, by the Compensation Committee.  A full copy of the Option Plan is available to shareholders of the Company upon request and will be available at the Meeting.

The following is a brief description of the principal terms of the Option Plan, which description is qualified in its entirety by the terms of the Option Plan:

1.
If the amendments set forth in this Management Information Circular are approved by shareholders thenthe aggregate number of common shares which may be issued and sold under the Option Plan will not exceed 10% of the issued and outstanding shares at the time of grant of any option under the Option Plan.

2.
The option price of any common shares in respect of which an option may be granted shall be fixed by the Board provided that the minimum exercise price shall not be less than the last closing price of the common shares on the OTC Markets Group before the date of grant

3.
Stock options under the Option Plan may be granted by the Board or the Compensation Committee to directors, senior officers, employees or consultants of the Company, collectively known as the "Participants".

4.
Options granted under the Option Plan are exercisable over a period not exceeding five years, provided that notwithstanding the foregoing, if the amendments set forth herein are approved, if the term of any Option granted under the Option Plan ends on a day occurring during a blackout period (being the period imposed by the Company during which insiders are prohibited from trading in the securities of the Company), such option shall continue to be exercisable until 5:00 p.m. on the tenth trading day following the end of such black-out period.

5.	At the discretion of the Board or the Compensation Committee, options granted may vest immediately on the date of grant or in stages.

6.	The aggregate number of shares that can be issued under the Option Plan is restricted as follows:

(a)
no options shall be granted to any Participant if the total number of Shares issuable to such Participant under the Option Plan, together with any common shares reserved for issuance to such Participant under options for services or any other stock option plans, would exceed 5% of the issued and outstanding common shares;

(b)
no Options shall be granted to any Participant if such grant could result, at any time, in the number of common shares reserved for issuance pursuant to options or other stock options granted to insiders exceeding 10% of the issued and outstanding common shares;

(b)
no Options shall be granted to any Participant if such grant could result, at any time, the issuance to insiders, within a one-year period, of a number of common shares exceeding 10% of the issued and outstanding common shares;

(c)
no Options shall be granted to any Participant if such grant could result, at any time, the issuance to any one insider and such insider’s associates, within a one-year period, of a number of common shares exceeding 5% of the issued and outstanding common shares;

(d)
the issuance to any one Participant within a one-year period, of a number of common shares purchasable upon the exercise of options granted during such a one-year period exceeding 5% of the issued and outstanding common shares;

(e)	the number of common shares reserved for issuance pursuant to options granted to consultants exceeding 2% of the issued and outstanding common shares; and

(f)	the number of common shares reserved for issuance to persons employed in investor relations activities exceeding 2% of the issue and outstanding common shares

7.
In the event the Company proposes to amalgamate, merge or consolidate with any other corporation (other than a wholly-owned subsidiary) or to liquidate, dissolve or wind-up, or in the event an offer to purchase or repurchase the common shares of the Company or any part thereof shall be made to all or substantially all holders of Shares of the Company, the Company has the right to permit the exercise of all such options within the 20 day period next following the date of such notice and to determine that upon the expiration of such 20 day period, all rights of the Participant to such options or to exercise same (to the extent not theretofore exercised) shall terminate;

8.
In the event of the sale by the Company of all or substantially all of the assets of the Company as an entirety or substantially as an entirety so that the Company shall cease to operate as an active business, any outstanding option may be exercised as to all or any part of the optioned shares in respect of which the Participant would have been entitled to exercise the option in accordance with the provisions of the Option Plan at the date of completion of any such sale at any time up to and including, but not after the earlier of: (i) the close of business on that date which is 30 days following the date of completion of such sale; and (ii) the expiry of the options; but the Participant shall not be entitled to exercise the option with respect to any other optioned shares

9.
No option is transferable or assignable by the Participant other than by will or the laws of descent and distribution and an option shall be exercisable during his or her lifetime only by the Participant.

10.
The Board may, without shareholder approval, amend, vary or discontinue the Option Plan at any time subject to certain regulatory restrictions. Any such amendment, variance or discontinuance of the Option Plan is subject to the approval thereof by any stock exchanges on which the common shares are listed and posted for trading.  In addition, certain types of amendments also require shareholder approval.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Since the beginning of the last completed financial year and up to May 17, 2011, no director, executive officer or employee or former executive officer, director or employee of the Company or any of its subsidiaries was indebted to the Company.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company provides insurance for the benefit of the directors and officers of the Company against liability incurred by them in these capacities.  The current annual policy limit is $5,000,000.  Protection is provided to directors and officers for certain wrongful acts or omissions done or committed during the course of their duties as such.  Under the policy, the Company is reimbursed for payments which it is required or permitted to make to its directors and officers to indemnify them.  The current annual premium is $32,000.  No claims have been made under the policy.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, for the fiscal year ended December 31, 2010 and for the period from January 1, 2011 to the date hereof, informed persons of the Company, proposed directors and associates and affiliates of any such persons did not have an interest in any transactions or proposed transactions which have materially or would materially affect the Company other than as described below.

On January 17, 2011, the Company retained Arnold Tenney through his consulting company LMT Financial Inc. (a company beneficially owned by a director/officer and his spouse) as an independent consultant to the Company to act as Interim President and Interim Chief Executive Officer of the Company. Under the terms of this agreement LMT will cease being paid under the fiscal advisory and consulting agreement until the appointment of a permanent CEO and President. Compensation under this agreement is $16,700 per month.

REGISTRAR AND TRANSFER AGENT

Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, is the registrar and transfer agent for the Company's common shares.

OTHER BUSINESS

Management of the Company knows of no amendment, variation or other matter to come before the Meeting other than those set forth in the Notice of Meeting.  If any other matter properly comes before the Meeting, however, the accompanying proxy will be voted on such matter in accordance with the best judgment of the person or persons voting the proxy.

ADDITIONAL INFORMATION

Additional information relating to the Company can be found on SEDAR at www.sedar.com or SEC at www.sec.com.  Financial information is provided in the Company's comparative financial statements and management discussion and analysis.  Copies of the Company’s financial statements and management discussion and analysis may be obtained, without charge, upon request to the Chief Financial Officer at Stellar Pharmaceuticals Inc., 544 Egerton Street, London, Ontario N5W 3Z8; Tel: (519) 434-1540; Fax: (519) 434-4382.

APPROVAL OF DIRECTORS

The contents and the sending of this Management Information Circular have been approved by the directors of the Company.

DATED as of the 17th day of May, 2011.

By:	/s/ Arnold Tenney
ARNOLD TENNEY
President and Chief Executive Officer (Interim)

SCHEDULE "A"
STELLAR PHARMACEUTICALS INC.
(the "Company")
AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of the Company is to provide an open avenue of communication between management, the Company's independent auditor and the Board to assist the Board in its oversight of:

●	the integrity, adequacy and timeliness of the Company's financial reporting and disclosure practices;
●	the Company's compliance with legal and regulatory requirements relating to financial reporting; and
●	the independence and performance of the Company's independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company's articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. All of the members of the Committee must be "independent" and "financially literate" as such terms are defined in National Instrument 52-110 "Audit Committees" (the "Instrument"), subject to the exemptions provided in the Instrument. The quorum for a meeting of the Committee is a majority of the members. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles ("GAAP"). Management is also responsible for establishing internal controls and procedures for maintaining the appropriate accounting and financial reporting principles and policies designed to ensure compliance with accounting standards and all applicable laws and regulations.

The independent auditor's responsibility is to audit the Company's financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board, the independent auditor to be nominated for the purpose of auditing the Company's financial statements, preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company's Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.
Review with management and the independent auditor the adequacy and effectiveness of the Company's accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.
Review with management and the independent auditor, the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.
Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.
Review the Company's financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.
Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor's judgment about the quality and appropriateness of the Company's accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.
Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company's procedures for the:

●	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and
●	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.
Conduct or authorize investigations into any matter that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.
Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of the Instrument, relevant legislation and the articles of the Company.

STELLAR PHARMACEUTICALS INC.
May 17, 2011
To Registered and Beneficial Shareholders

Financial Statements Request

In accordance with Canadian securities regulations, both registered and beneficial shareholders may elect annually to receive financial statements, if they so request.  If you wish to receive such mailings, please mark your selection and return this form to Equity Transfer and Trust Company, at the address noted below.

Interim Financial Statements

Mark this box if you would like to receive interim financial reports by mail.

Annual Reports

Mark this box if you would like to receive the Annual Report by mail.

If you do not mark the appropriate box, or do not return this card, then it may be assumed you DO NOT want to receive interim and/or annual financial statements.

In accordance with the Business Corporations Act (Ontario), if you are a registered shareholder who does not wish to receive annual financial statements, you should mark the following box and return this form to Equity Transfer and Trust Company at the address noted below.

Annual Financial Statements

Mark this box if you do not wish to receive annual financial statements by mail.

EQUITY FINANCIAL TRUST COMPANY
200 University Avenue, Suite 400
Toronto, Ontario, M5H 4H1

I HEREBY CERTIFY that I am a Shareholder of the Company.

NAME (PLEASE PRINT)

ADDRESS

CITY                                                 PROVINCE/ STATE                 POSTAL / ZIP CODE

COUNTRY                                                                           E-MAIL*

SIGNED:___________________________
(Signature of Shareholder)

THIS IS AN ADDRESS CHANGE  ☐¨

STELLAR PHARMACEUTICALS INC.

FORM OF PROXY

FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2011

The undersigned shareholder of STELLAR PHARMACEUTICALS INC. (the "Corporation") hereby appoints Arnold Tenney of Collingwood, Ontario, the President and Chief Executive Officer of the Corporation, or failing him, Steven Goldman of Toronto, Ontario, a Director of the Corporation, or instead of either of them,                                                                        , as proxy for the undersigned to attend and vote in respect of all shares registered in the name of the undersigned at the annual and special meeting of shareholders of the Corporation to be held on June 22, 2011 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same powers if the undersigned were personally present at the Meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees designated above are specifically directed to vote for or withhold from voting the shares registered in the name of the undersigned as specified below.

1.	ELECTION OF DIRECTORS:
TO VOTE "FOR" ¨ or TO WITHHOLD VOTE ¨
in respect of the election of directors;

2.	APPOINTMENT OF AUDITORS:
TO VOTE "FOR" ¨ or TO WITHHOLD VOTE ¨
in respect of the appointment of McGovern, Hurley, Cunningham LLP as auditors of the Corporation and the authorization of the directors to fix their remuneration; and

3.	APPROVAL OF AMENDED STOCK OPTION PLAN:
TO VOTE "FOR" ¨ or TO VOTE "AGAINST" ¨

in respect of the approval of the amendments to the Corporation's stock option plan as set forth in the management information circular of the Corporation circulated to shareholders in connection with the Meeting.

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE NOMINEES DESIGNATED ABOVE TO REPRESENT THEM AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

DATED this ________day of __________, 2011

Signature of Shareholder

Name of Shareholder (please print)

Notes:

1. This form of proxy must be signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, an officer or attorney thereof duly authorized.

2. Please fill in the date on this form of proxy.  If the date is not filled in, this form of proxy shall be deemed to bear the date on which it is mailed.

3. To be valid, this form of proxy must be signed and deposited with Equity Financial Trust Company at its offices at Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, or by fax at 416-595-9593, not later than 2:00 p.m. (Toronto time) on June 20, 2011 or, if the Meeting is adjourned, not later than 48 hours (excluding Saturdays Sundays and holidays) before the adjourned meeting.

4. Please see the information circular which accompanies this form of proxy for a full explanation of the rights of shareholders regarding completion and use of this form of proxy and other information pertaining to the Meeting.